UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 3, 2005
                                                         -----------------------

                               PTEK HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       000-27778                                         59-3074176
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

           3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                     (Zip Code)

                                  404-262-8400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Transfer of Listing.

     PTEK Holdings, Inc. (the "Company") issued a press release announcing the completion of the transfer of the listing of its common stock to the New York Stock Exchange(R) ("NYSE") from the NASDAQ National Market(R) ("Nasdaq") and the trading of the Company's shares on the NYSE under the symbol "PGI", effective January 3, 2005. The Company requested that the Nasdaq Stock Market, Inc. delist its shares from the Nasdaq effective at the close of business December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     The Company also announced in its press release that its corporate name has changed to Premiere Global Services, Inc., effective January 3, 2005. The Company filed with the Secretary of State of Georgia an amendment to its Articles of Incorporation to effect the corporate name change. The Company also amended its Bylaws to reflect the name change. A copy of the amendment to the Company's Articles of Incorporation and the amendment to its Bylaws are attached to this Current Report on Form 8-K as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

     The information included or incorporated in this report, including Exhibit 99.1, 99.2 and Exhibit 99.3, are being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.  Financial Statements and Exhibits

       (c)  Exhibits

Exhibit No.                              Description
-----------         ------------------------------------------------------------

  99.1 Press release, dated January 3, 2005, announcing the trading of the Company's common stock on the New York Stock Exchange and change of corporate name.

  99.2 Articles of Amendment to Articles of Incorporation of PTEK Holdings, Inc., effective January 3, 2005, amending the corporate name.

  99.3 Amendment No. 9 to Amended and Restated Bylaws of PTEK Holdings, Inc., effective January 3, 2005, amending the corporate name.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PTEK HOLDINGS, INC.


Date:  January 3, 2005                       By:  /s/ L. Scott Askins
                                                  ------------------------------
                                                  L. Scott Askins
                                                  Senior Vice President - Legal,
                                                  General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.                              Description
-----------         ------------------------------------------------------------
   99.1             Press release, dated January 3, 2005, announcing the trading of the Company's common stock on the New York Stock Exchange and change of corporate name.

   99.2 Articles of Amendment to Articles of Incorporation of PTEK Holdings, Inc., effective January 3, 2005, amending the corporate name.

   99.3 Amendment No. 9 to Amended and Restated Bylaws of PTEK Holdings, Inc., effective January 3, 2005, amending the corporate name.